Principal Variable Contracts Funds, Inc.
Supplement dated April 23, 2020
to the Statutory Prospectus dated May 1, 2019
(as previously supplemented)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR CORE PLUS BOND ACCOUNT
Effective April 30, 2020, delete the Investment Advisor and Portfolio Managers section, and replace with the following:
Investment Advisor and Portfolio Managers
Principal Global Investors, LLC

•	William C. Armstrong (since 2000), Portfolio Manager

•	Randy R. Woodbury (since 2020), Portfolio Manager

MANAGEMENT OF THE FUND
Effective April 30, 2020, in The Manager and Advisor section, delete references to Tina Paris and Timothy R. Warrick.